SOUTH CAROLINA COMMUNITY BANCSHARES, INC.
                    110 South Congress Street
                 Winnsboro, South Carolina  29180
                          (803) 635-5536



November 10, 1998


Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of South Carolina Community Bancshares, Inc. (the "Company"), which will be held in the Meeting Room of the Fairfield Motel, 115 S. 321 By-Pass, Winnsboro, South Carolina at 10:30 a.m. (South Carolina Time) on Wednesday, December 16, 1998.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the meeting we will also report on the operations of the Company and Community Federal Savings Bank (the "Bank"), the wholly-owned subsidiary of the Company. Directors and officers of the Company and Bank will be present to respond to any questions that stockholders may have. Also enclosed for your review is our Annual Report on Form 10-KSB, which serves as the Annual Report to Stockholders, and which contains detailed information concerning the activities and operating performance of the Bank.

The business to be conducted at the Annual Meeting consists of the election of two directors and the ratification of the appointment of independent auditors for the Company for the fiscal year ending June 30, 1999. The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interest of the Company and its stockholders, and the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.

                        Sincerely,

                        /S/Alan W. Pullen

                        Alan W. Pullen
                        President and Chief Executive Officer

                  SOUTH CAROLINA COMMUNITY BANCSHARES, INC.
                         110 South Congress Street
                      Winnsboro, South Carolina  29180
                               (803)635-5536
                                 NOTICE OF
                    1998 ANNUAL MEETING OF STOCKHOLDERS
                      To Be Held On December 16, 1998

Notice is hereby given that the 1998 Annual Meeting of the Stockholders of South Carolina Community Bancshares, Inc. (the "Company") will be held in the Meeting Room of the Fairfield Motel, 115 S. 321 By-Pass, Winnsboro, South Carolina, on Wednesday, December 16, 1998 at 10:30 a.m. South Carolina time.

A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed. The Annual Meeting is for the purpose of considering and acting upon:

1.The election of two directors;

2.The ratification of Crisp, Hughes & Co., L.L.P. as independent auditors of the Company for the fiscal year ending June 30, 1999; and such other matters as may properly come before the Annual Meeting, or any adjournments thereof.

The Board of Directors is not aware of any other business to come before the Annual Meeting. Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on November 5, 1998, are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof. A list of stockholders entitled to vote at the Annual Meeting will be available at Community Federal Savings Bank, 110 South Congress Street, Winnsboro, South Carolina for a period of ten days prior to the Annual Meeting and will also be available for inspection at the meeting itself.


                                      By Order of the Board of Directors


                                      /S/ Terri C. Robinson
                                      Terri C. Robinson
                                      Secretary
                                      Winnsboro, South Carolina
                                      November 10, 1998

______________________________________________________________________________
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE ANNUAL MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
______________________________________________________________________________

                    SOUTH CAROLINA COMMUNITY BANCSHARES, INC.
                          110 South Congress Street
                       Winnsboro, South Carolina  29180
                              (803)635-5536
                    _______________________________________

                             PROXY STATEMENT
                     _____________________________________


                     1998 ANNUAL MEETING OF STOCKHOLDERS
                           December 16, 1998

                    _____________________________________


                     SOLICITATION AND VOTING OF PROXIES

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of South Carolina Community Bancshares, Inc. (the "Company") to be used at the 1998 Annual Meeting of Stockholders of the Company (the "Annual Meeting"), which will be held in the Meeting Room of the Fairfield Motel, 115 S. 321 By-Pass, Winnsboro, South Carolina, on Wednesday, December 16, 1998, at 10:30a.m., South Carolina Time, and at all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about November 13, 1998.

Regardless of the number of shares of Common Stock owned, it is important that stockholders be represented by proxy or be present in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed Proxy Card and returning it, signed and dated, in the enclosed postage-paid envelope. Stockholders are urged to indicate the way they wish to vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted FOR the election of the nominees for director named in this Proxy Statement, and FOR the ratification of Crisp, Hughes & Co., L.L.P. as independent auditors of the Company for the fiscal year ending June 30, 1999.

The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxyholders discretionary authority to vote the shares in accordance with their best judgement on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof. Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. Where no instructions are indicated, an executed proxy will be voted "FOR" the proposals set forth in this Proxy Statement for consideration at the Annual Meeting.

Proxies may be revoked at any time prior to exercise by sending written notice of revocation to the Secretary of the Company, Terri C. Robinson, at the address of the Company shown above, or by delivering to the Company a duly executed proxy bearing a later date. The presence at the Annual Meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company. Proxies may also be solicited personally or by mail, telephone or telegraph by the Company's Directors, officers and regular employees, without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

VOTING SECURITIES
Holders of record of the Company's common stock, par value $.01 per share (the "Common Stock"), as of the close of business on November 5, 1998 (the "Record Date") are entitled to one vote for each share then held, except as described below. As of the Record Date, the Company had 579,931 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote is necessary to constitute a quorum at this Annual Meeting. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented, at the time of this Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

In accordance with the provisions of the Company's Certificate of Incorporation, record holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote with respect to the shares held in excess of the Limit. The Company's Certificate of Incorporation authorizes the Board of Directors
(i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and
(ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board to implement and apply the Limit.

                  VOTING PROCEDURES AND METHOD OF COUNTING VOTES

As to the election of Directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR the election of the two nominees proposed by the Board, or to WITHHOLD AUTHORITY to vote for the nominees being proposed. Under Delaware law and the Company's Certificate of Incorporation and Bylaws, Directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which authority to vote for the nominees being proposed is withheld.

As to the ratification of the appointment of independent auditors, the proxy card being provided by the Board of Directors enables a stockholder to check the appropriate box on the proxy card to (i) vote "FOR", (ii) vote "AGAINST", or (iii) vote to "ABSTAIN" from voting on, such matter. An affirmative vote of the holders of a majority of the Common Stock present at the Annual Meeting, in person or by proxy, and entitled to vote is required to constitute ratification by the stockholders. Shares as to which the "ABSTAIN" box has been selected on the proxy card will be counted as shares present and entitled to vote and will have the effect of a vote against the matter for which the "ABSTAIN" box has been selected. In contrast, broker non-votes will not be counted as shares present and entitled to vote and will have no effect on the vote on the matter presented.

Proxies solicited hereby will be returned to the Company, and will be tabulated by inspectors of election designated by the Board.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Persons and groups who beneficially own in excess of 5% of the Common Stock are required to file certain reports with the Company and with the Securities and Exchange Commission (the "SEC") regarding such ownership pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"). The following table sets forth information regarding each person known to be a beneficial owners of more than 5% of the Company's outstanding shares of Common Stock on the Record Date.

                                      Amount of Shares
                                     Owned and Nature      Percent of Shares
Name and Address of                   of Beneficial         of Common Stock
Beneficial Owner                        Ownership            Outstanding
__________________                   ________________      __________________
Community Federal Savings                   62,422(1)                  10.76%
  Bank Employee Stock Ownership Trust
110 South Congress Street
Winnsboro, South Carolina 29180

Quay W. McMaster                            35,056(2)                   6.04%
318 Evans Street
Winnsboro, South Carolina 29180

________________________________
(1)Under the Community Federal Savings Bank Employee Stock Ownership Plan (the "ESOP"), shares allocated to participants' accounts are voted in accordance with the participants' directions. Unallocated shares held by the ESOP are voted by the Trustees in the manner calculated to most accurately reflect the instructions it has received from the participants regarding the allocated shares. As of the Record Date, 19,686 shares of Common Stock have been allocated to the accounts of employees under the ESOP. The Trustees of the ESOP are Directors of the Company. Includes 2,340 shares that may be acquired pursuant to presently exercisable options.

                          PROPOSAL 1 ELECTION OF DIRECTORS

The Company's Board of Directors consists of six members. Directors of the Company are generally elected to serve for a three-year period or until their respective successors shall have been elected and shall qualify. Each of the Directors of the Company also serves on the board of directors of the Bank. Two directors will be elected at the Annual Meeting to serve for a three-year period or until a successor has been elected and qualified. The Board of Directors has nominated Richard H. Burton and George R. Lauderdale, Jr. to serve as directors.

Each of the nominees is currently a member of the Board of Directors. The table below sets forth certain information regarding the composition of the Company's Board of Directors, including the terms of office of Board members. It is intended that the proxies solicited on behalf of the Board of Directors will be voted at the Annual Meeting for the election of the nominees identified below (unless otherwise directed on the proxy card). If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominees might be unable to serve, if elected.

                                                                       Term to        Shares of
                                                                    Expire follow-    Common Stock
                                   Positions                          ing Fiscal      Beneficially
                                   Held in the      Director          ear Ending        Owned on     Percent
Name                         Age    Company         Since(1)          June  30       Record Date    Of Class
_________________________  ______ ____________   ____________       ______________  ____________ ____________

                                                 NOMINEES

Richard H. Burton          78   Director      1986             2001        8,510(2)    1.47%
George R. Lauderdale, Jr.  74   Director       1987            2001        18,510(2)   3.19


                                       DIRECTORS CONTINUING IN OFFICE

Alan W. Pullen          41   President and Chief 1987         1999          25,482(3)       4.39
                             Executive Officer
Philip C. Wilkins       43   Director            1996         1999           4,685(4)       0.81
Quay W. McMaster        72   Chairman of the
                             Board               1978         2000          35,056(2)       6.04
John S. McMeekin        44   Director            1995         2000           9,538(2)       1.64

                                  EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Terri C. Robinson       39   Chief Financial Officer n/a      n/a           7,753(5)     1.34

All Directors and Executive Officers                                       109,534(6)     18.89%
as a Group (7 persons)

____________________________
(1)Reflects initial appointment to the Board of Directors of Community Federal Savings Bank, the Company's subsidiary.
(2)Includes 2,340 shares that may be acquired pursuant to presently exercisable options.
(3)Includes 11,704 shares that may be acquired pursuant to presently exercisable options.

(Footnotes continued on the following page)

(Footnotes continued from previous page)
(4) Includes 1,560 shares that may be acquired pursuant to presently exercisable options.
(5)Includes 3,600 shares that may be acquired pursuant to presently exercisable options.
(6) Excludes 54,078 shares of Common Stock, or 9.3% of the shares of Common Stock outstanding, owned by the Company's ESOP for the benefit of the employees of the Bank. The ESOP Administrative Committee administers the ESOP. Under the terms of the ESOP, shares of Common Stock allocated to the account of employees are voted in accordance with the instructions of the respective employees. Unallocated shares are voted by the ESOP
Trustee in the manner calculated to most accurately reflect the instructions it has received from the participants regarding the allocated shares, unless their fiduciary duties require otherwise. As of the Record Date,19,686 shares of Common Stock have been allocated under the ESOP, including 8,344 shares allocated to executive officers and included in the above table. The Trustees of the ESOP are Directors of the Company.

The principal occupation during the past five years of each director and executive officer of the Company is set forth below. All directors have held their present positions for five years unless otherwise stated.

Quay W. McMaster is the owner, President and Chief Executive Officer of Winnsboro Plywood Co., Inc. and Winnsboro Veneer Co., Inc. He has served as Mayor of the Town of Winnsboro since 1973. Mr. McMaster is the past President of the Bank, having served from July 1992 to December 1993, when he was elected Chairman of the Board. In addition, Mr. McMaster was Vice President of the Bank from 1989 to July 1992.

Richard H. Burton retired in 1980. Prior to his retirement, he was Plant Manager of the Winnsboro plant of Uniroyal, Inc. Mr. Burton has served as a director of the Bank since May 1986, and he was elected Vice-Chairman of the Board in December 1993. In addition, Mr. Burton served as Vice President of the Bank from July 1992 through December 1993.

Alan W. Pullen is the President and Chief Executive Officer of the Bank, having been elected to that position in December 1993. From January 1, 1987 through December 1993, Mr. Pullen served as Executive Vice President of the Bank.

George W. Lauderdale was the Treasurer of Fairfield County, South Carolina prior to his retirement on July 1, 1987. Mr. Lauderdale was elected to the Board of Directors in November 1987, and he has served as Treasurer of the Bank since 1993, and Vice President since October, 1994.

John S. McMeekin is president of Winnsboro Furniture Company. He was first elected to the Board of Directors of the Bank in September, 1994, and to the Board of Directors of the Company in April, 1995.

Philip C. Wilkins, DMD is a dentist with offices in Winnsboro, South Carolina. He was first elected to the Board of Directors of the Bank in June, 1996, and to the Board of Directors of the Company in September, 1996.

Terri C. Robinson has been employed by the Bank since 1984 in various capacities, most recently as Bookkeeper, Secretary-Treasurer, and since December 1993, as Chief Financial Officer.

Committees and Meetings of the Board of Directors

The business of the Company and the Bank is conducted through regular and special meetings of the Board of Directors and its committees. The Board of Directors of the Company met twelve times during fiscal 1998. During the fiscal year ended June 30, 1998, the Board of Directors of the Bank held thirteen meetings. No director attended fewer than 75% of the total meetings held by the Board of Directors and the committees on which such director served, with respect to each of the Company and the Bank. The following is a discussion of certain committees of the Bank. The Bank's Audit Committee functions as the audit committee of the Company, and the Bank's Personnel Committee functions as the personnel committee of the Company.

The Loan Committee is composed of any three members of the Board of Directors, including Alan W. Pullen, President and Chief Executive Officer of the Company and Bank. The Loan Committee meets periodically in between the regular monthly meetings of the Board of Directors in order to ratify loan approvals. The actions of the Loan Committee are reported to the full Board at its next regular meeting. During fiscal 1998, the Loan Committee held ten meetings. The Personnel Committee is composed of Directors McMaster (Chairman) and Burton, and it meets periodically during the year as needed to review the Bank's salary and benefit policies and to set salary increases for the Bank's officers and employees. The Personnel Committee met five times during fiscal 1998.

The Audit Committee consists of Directors Lauderdale (Chairman) and McMeekin. The Audit Committee meets as needed to review the audit reports prepared by the Bank's independent auditor, and meets periodically with the Bank's management in order to set asset classifications. In addition, the committee annually reviews the Bank's audit policies and recommends any necessary changes to the Board of Directors. During fiscal 1998, the Audit Committee held two meetings.

The Investment Committee meets periodically to review the Bank's investment policies, and it is authorized to make security investments on behalf of the Bank. The Investment Committee is composed of Directors McMaster and Pullen, and in the absence of either member, any one of the other members of the Board of Directors may be substituted for the absent member of the committee.
During fiscal 1998, this committee met four times.

Neither the Bank nor the Company has a standing Nominating Committee, but rather the full Board of Directors, except for the directors standing for re-election, serves as the nominating committee. While the Board will consider nominees recommended by the stockholders, it has not actively solicited recommendations from stockholders. Nominations by stockholders must comply with certain procedural and informational requirements set forth in the Company's Bylaws. See "Advance Notice of Business to be Conducted at an Annual Meeting." The Board of Directors met once in its capacity as the nominating committee during fiscal 1998.

Director Compensation

The Bank pays a $5,000 annual retainer to each of its directors, in addition to a $200 per meeting fee. The Company pays a fee of $50 per board meeting attended. Directors have received awards of stock options and stock grants under plans approved by the stockholders.

Executive Compensation

The following table sets forth for the fiscal years ended June 30, 1998, 1997, and 1996, certain information as to the total remuneration paid by the Bank and the Company to the Chief Executive Officer of the Bank and the Company (the "Named Executive Officer").



                              Annual Compensation     Long-Term Compensation
                                                              Awards

                    Year                            Restricted              All Other
  Name and         Ended       Salary               Stock       Options/  Compensation
Principal Position June 30,    (1)      Bonus       Awards        SARS(#)      (2)
__________________ _______    ________  _______    __________ ___________ ____________

Alan W. Pullen        1998   $68,000    $5,000         $                      $27,902
 President and Chief  1997    64,700     5,000                                 37,504
 Executive Officer            65,000     5,000                                 36,279


____________________________________
(1)  Includes directors fees.
(2) Represents $3,000, $3,668 and $2,850 respectively, of contributions made by the Bank on Mr. Pullen's behalf pursuant to the Bank's 401(k) Plan for the fiscal years ended June 30, 1998, 1997, and 1996. Also includes,
$24,902, $33,836 and $33,429 relating to the market value of stock allocated to Mr. Pullen under the Bank's ESOP as of June 30 of each year.


Employment Agreement. The Bank has entered into an employment agreement with Alan Pullen, President and Chief Executive Officer of the Company and the Bank. The employment agreement for Mr. Pullen with the Bank and the Company provides for a three-year term. Commencing on the first anniversary date and continuing each anniversary date thereafter, the employment agreement renews for an additional year, such that the remaining term shall be three years unless written notice of nonrenewal is given by the Board of Directors after conducting a performance evaluation of the executive. The agreement provides that the base salary of the executive will be reviewed annually. The base salary of Mr. Pullen is $60,000. In addition to the base salary, the employment agreement provides that the executive is to receive all benefits provided to permanent full-time employees of the Bank, including among other things, participation in stock benefit plans and other fringe benefits applicable to executive personnel, as well as director fees. The employment agreement provides for the termination by the Bank of the executive's employment for cause at any time. In the event the Bank chooses to terminate Mr. Pullen's employment for reasons other than for cause, or upon the termination of his employment for reasons other than upon retirement or death, or in the event of his resignation from the Bank or the Company upon: (i) failure to re-elect him to his current office; (ii) a material change in his functions, duties or responsibilities which change would cause his position to become one of lesser responsibility, importance or scope; (iii) relocation of his principal place of employment by more than thirty (30) miles; (iv) the liquidation or dissolution of the Bank or the Company; or (v) a breach of the agreement by the Bank, the executive, or in the event of death, his beneficiary, would be entitled to receive an amount equal to the greater of the remaining payments, including base salary, bonuses and other payments due under the remaining term of the employment agreement or three times the average of the executive's base salary, including bonuses and other cash compensation paid, and the amount of any benefits received pursuant to any employee benefit plans maintained by the Bank, over the five fiscal years preceding such termination. The Bank would also continue the executive's life, health, and disability coverage for the remaining unexpired term of the employment agreement to the extent allowed by the plan or policies maintained by the Bank or the Company from time to time.

Severance Agreements. The Bank has entered into Severance Agreements (the "Severance Agreements") with Ms. Robinson and a senior officer of the Bank which will provide such officers with certain benefits in the event of a change of control of the Bank or the Company. The Severance Agreements provide for up to a three-year term. Commencing on the first anniversary date, and continuing on each anniversary date thereafter, the Board of Directors may extend either of the Severance Agreements for an additional year. Following a change of control of the Company or the Bank, as defined in the Severance Agreement, an officer shall be entitled to a payment under the Severance Agreement if the participant terminates employment during the term of such agreement, following any demotion, loss of title, office or significant authority, reduction in his or her annual compensation or benefits, or relocation of his principal place of employment by more than 30 miles. In the event that a participant in the Severance Agreement is entitled to receive payments pursuant to the Severance Agreement, he or she shall receive a cash payment up to a maximum of three times such participant's annual compensation prior to termination of employment, plus such participant shall be entitled to receive life and medical coverage for a period of up to 36 months from the date of termination.

Stock Options. The Board of Directors of the Company has adopted the 1994 Stock Option Plan (the "Stock Option Plan"), which has been approved by the stockholders. Certain directors, officers and employees of the Bank and the Company are eligible to participate in the Stock Option Plan. The Stock Option Plan is administered by a committee of outside directors (the "Committee"). The Stock Option Plan authorizes the grant of stock options and limited rights equal to 78,028 shares of Common Stock. The Stock Option Plan provides for the grant of (i) options to purchase Common Stock intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code, (ii) options that do not so qualify ("nonstatutory options") and (iii) limited rights that are exercisable only upon a change in control of the Company. Non-employee directors of the Bank and the Company are only eligible to receive nonstatutory options under the Stock Option Plan. Options granted to employees are determined by the Committee. Options granted to directors under the Stock Option Plan are awarded under a formula pursuant to which each non-employee director of both the Company and the Bank receives an option to purchase 3,901 shares of Common Stock of the Company. Options must be exercised within ten (10) years from the date of grant. Stock options may be exercised for up to one year following termination of service or such later period as determined by the Committee. The exercise price of the options must be at least 100% of the fair market value of the underlying Common Stock at the time of the grant. Upon the exercise of "limited rights" in the event of a change in control, the optionee will be entitled to receive a lump sum cash payment equal to the difference between the exercise price of the option and the fair market value of the shares of Common Stock subject to the option on the date of exercise of the right in lieu of purchasing the stock underlying the option.

No options were granted under the Stock Option Plan to the Named Executive Officer during the year ended June 30, 1998.

Set forth below is certain additional information concerning options outstanding to the Named Executive Officer at June 30, 1998. No options were exercised during fiscal 1998.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

                                                             Number of                           Value of
                                                           Unexercised                      Unexercised
                                                            Options at                In-The-Money Options at
                                                          Fiscal Year-End                   Year-end(1)
                      Shares Acquired    Value        Exercisable/Unexercisable       Exercisable/Unexerciaable
     Name             Upon Exercise    Realized                 (#)                                ($)
_________________ ___________ __________  ______________________ _____________________
Alan W. Pullen         --        $-          11,704/7,803            $92,169/$61,448

____________________________________
    (1) Equals the difference between the aggregate exercise price of such options and the aggregate fair market value of the shares of Common Stock that would be received upon exercise, assuming such exercise occurred on June
30, 1998, at which date the average of the high and low sales price of the Common Stock as quoted on the Nasdaq Small-Cap Market was $21.375.

Recognition and Retention Plan. Under the Company's Recognition and Retention Plan, which has been approved by the stockholders, 23,408 shares are available to be awarded to executive officers and employees and 7,803 shares are available to be awarded to non-employee directors. These shares were acquired through open market purchases. A Committee of the Board of Directors of the Bank and the Company composed of non-employee directors administers the Recognition Plan, and makes awards to executive officers pursuant to the Recognition Plan. However, awards to outside directors are fixed by the terms of the Recognition Plan. Awards of Common Stock that are restricted by the Recognition Plan ("Restricted Stock") are nontransferable and nonassignable. All awards under the Recognition Plan will vest at a rate of 20% per year.
The Committee may extend the vesting rate of any awards made after the effective date of the Recognition Plan. When a participant's shares become vested in accordance with the Recognition Plan, the participant will recognize income equal to the fair market value of the Restricted Stock so vested at that time, unless the participant has made an irrevocable election to be taxed on the shares of Restricted Stock awarded to him in the year of the award.
The amount of income recognized by a participant will be a deductible expense of the Company for Federal income tax purposes. When shares become vested and are actually distributed in accordance with the Recognition Plan, participants will also receive amounts equal to any accrued dividends with respect thereto.

Transactions With Certain Related Persons

     All loans or extensions of credit to executive officers and directors are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Bank's capital and surplus (or in any event greater than $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors. The Bank provides loans to employees who are not "executive officers" for bank regulatory purposes, at reduced rates and/or with points waived or reduced. The only such loan to any current executive officer that exceeded $60,000 since July 1, 1994, was a first mortgage loan to Terri C. Robinson. The largest principal amount outstanding on such loan during the fiscal year ended June 30, 1998 was $64,962, the amount outstanding as of October 31, 1998 was $62,209, and the interest rate on such loan at October 31, 1998 was 5.89%. Loans are made to directors and executive officers in the ordinary course of business on the same terms and conditions as the Bank would make to any other customer in the ordinary course of business and do not involve more than a normal risk of collectibility or present other unfavorable features. Other than as described in this paragraph, all loans that exceeded $60,000 at any time during fiscal year ended June 30, 1998 to executive officers, directors, immediate family members of executive officers and directors, or organizations with which executive officers and directors are affiliated, were made in the ordinary course of business, on substantially the same terms including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons.

          PROPOSAL 2 - RATIFICATION OF THE APPOINTMENT
                    OF INDEPENDENT AUDITORS

The Company's independent auditors for the fiscal year ended June 30, 1998 were Crisp, Hughes & Co., L.L.P. The Company's Board of Directors has reappointed Crisp, Hughes & Co., L.L.P. to continue as independent auditors for the Company for the fiscal year ending June 30, 1999, subject to ratification of such appointment by the stockholders. A representative of Crisp, Hughes & Co., L.L.P. is expected to attend the Annual Meeting. He will be given an opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions from stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF CRISP, HUGHES & CO., L.L.P. AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 1999.

           ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED
                      AT AN ANNUAL MEETING

The Bylaws of the Company provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board, the stockholder must give written notice to the Secretary of the Company not less than ninety (90) days in advance of the date of the Company's proxy statement mailed to stockholders in connection with the previous year's annual meeting; provided, that if the date of an annual meeting date changes by more than thirty (30) days from the date of the previous year's annual meeting, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which notice of the date of the annual meeting was mailed to stockholders or public disclosure thereof was made. The notice must include the stockholder's name, record address, and number of shares owned by the stockholder, and describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received. The date on which the 1999 Annual Meeting of Shareholders is expected to be held is December 15, 1999. Accordingly, advance written notice for certain business or nominations to the Board of Directors, to be brought before the 1999 Annual Meeting of Shareholders, must be given to the Company no later than September15, 1999.

                      STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in the Company's proxy material for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's office, 110 South Congress Street, Winnsboro, South Carolina 29180, no later than July 13,1999. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.


                                     BY ORDER OF THE BOARD OF DIRECTORS


                                     /S/ Terri C. Robinson
                                     Terri C. Robinson
                                     Secretary

Winnsboro, South Carolina
November 10, 1998

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

                  SOUTH CAROLINA COMMUNITY BANCSHARES, INC.
                      ANNUAL  MEETING OF STOCKHOLDERS
                             December 16, 1998

    The undersigned hereby appoints the official proxy committee of the Board of Directors, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the 1998 Annual Meeting of Stockholders("Annual Meeting") to be held in the Meeting Room of the Fairfield Motel, 115 S. 321 By-Pass, Winnsboro, South Carolina, on December 16, 1998, at 10:30 a.m. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:
     VOTE






The election as director of the nominees listed below.

Richard H. Burton
George R. Lauderdale, Jr.

              FOR                AGAINST               ABSTAIN

             _____               _______               _______



The ratification of the appointment of Crisp, Hughes & Co., L.L.P. as the Company's independent auditors for the fiscal year ending June 30, 1999. The Board of Directors recommends a vote "FOR" each of the listed proposals.

              FOR                AGAINST               ABSTAIN

             _____               _______               _______

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE.

IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE PROXY COMMITTEE OF THE BOARD OF DIRECTORS IN THEIR BEST JUDGEMENT.

This proxy may be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, and by the filing of a later dated proxy prior to a vote being taken at the Annual Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting and of a Proxy Statement, each dated November 13, 1998.

Dated: _________________, 1998



__________________________________________________________________
PRINT NAME OF STOCKHOLDER PRINT NAME OF STOCKHOLDER


__________________________________________________________________
SIGNATURE OF STOCKHOLDER SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign, but only one signature is required.


Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope.